FRANK FUNDS

CAMELOT EVENT DRIVEN FUND

781 Crandon Blvd. Unit 602

Key Biscayne, FL 33149

Telephone: (973) 887-7698    Toll Free: (866) 706-9790

Class A Shares:

EVDAX

Institutional Class Shares:

EVDIX

PROSPECTUS

June 27, 2018

Advised by:  Camelot Event-Driven Advisors, LLC

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS PROVIDES IMPORTANT INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING.  PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

CAMELOT EVENT DRIVEN FUND SUMMARY

3

Investment Objective

3

Fees and Expenses

3

Portfolio Turnover

4

Principal Investment Strategies

4

Principal Investment Risks

5

Performance

7

Management

9

PURCHASE AND SALE OF FUND SHARES

9

Tax Information

9

Payments to Broker-Dealers and Other Financial Intermediaries

9

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

10

Investment Objective

10

Principal Investment Strategies

10

Temporary Defensive Positions

13

Principal Investment Risks

13

Portfolio Holdings Disclosure

15

Cybersecurity

15

MANAGEMENT OF THE FUND

16

PURCHASING FUND SHARES

17

Share Classes

17

Determination of Net Asset Value

17

Purchasing Fund Shares

17

Opening An Account

17

REDEEMING FUND SHARES

20

Redemption Requirements

20

Redemption Price

20

Redemption Fee/Market Timing

20

Redemption Payment

21

DIVIDENDS, DISTRIBUTIONS AND TAXES

21

Dividends and Distributions

21

Taxes

21

DISTRIBUTION

22

Distributor

22

Distribution Plan

22

FINANCIAL HIGHLIGHTS

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CAMELOT EVENT DRIVEN FUND SUMMARY

Investment Objective.  The Fund’s investment objective is to provide long-term growth of capital.

Fees and Expenses.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Frank Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 19 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%
Distribution (12b-1) Fees	0.25%	NONE
Total Other Expenses	1.25%	1.25%
Shareholder Servicing Fees	0.16%	0.16%
Dividends on Short Positions	0.01%	0.01%
Remaining Other Expenses	1.08%	1.08%
Total Annual Fund Operating Expenses	2.80%	2.55%
Fee Waiver and/or Expense Reimbursement(1)	-0.80%	-0.80%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%	1.75%

(1) Camelot Event Driven Advisors, LLC (the “Adviser”), has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses, and extraordinary expenses such as litigation) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect until June 30, 2019.  Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) fiscal years following the date of such waiver or reimbursement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment.  This agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$742	$1,299	$1,881	$3,451
Institutional Class	$178	$717	$1,284	$2,825

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund

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operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Predecessor Fund's (defined below) portfolio turnover rate was 326% of the average value of its portfolio.

Principal Investment Strategies.

To achieve the Fund’s investment objective, the Adviser invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:

•

Merger Arbitrage.  The Fund invests in the securities of companies subject to publicly announced corporate reorganizations.

•

Capital Structure Arbitrage.  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  Typically, one of these securities is purchased, while the other is sold short.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

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Distressed Securities Investments.  The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk.  Distressed securities include below investment-grade securities.

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Special Situation Securities.  The Fund may also invest in “special situation” securities when the Fund’s Adviser believes such investments will benefit the Fund.  A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to:  material litigation, technological breakthroughs and new management or management policies. Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

•

Proxy Fight Investments.  The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.  There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees, often with the intention of replacing existing management or selling the company.  Profits are expected from the eventual success of the new board of trustees in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

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Short Sales.  The Fund may invest up to 50% of its net assets in short sales at any given time.

•

Debt Instruments.  The Fund may invest in all types of fixed-income securities including convertible debt, options and futures, as well as privately negotiated options.  The Fund may invest without restriction as to

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credit rating, maturity or duration.  The Fund may purchase below investment grade securities, commonly referred to as “junk.”

•

Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes in which the Fund invests.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

•

Foreign Securities Investments.  The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”).  The Fund may seek exposure to foreign securities by investing in Depositary Receipts.

•

Derivative Instruments (Including Futures, Options and Swaps).  The event arbitrage strategy employed by the Fund may include the use of derivatives.  Derivatives may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income.  The Fund may buy call or put options to implement its principal investment strategies.  The Fund may write (sell) call options on securities that it owns.  This allows the Fund to generate income on securities that the Adviser believes have a low likelihood of appreciating significantly until the option expiration.  Similarly, options may be written (sold) if the Adviser is willing to purchase the underlying securities at a lower price.  Hedging through derivatives may be done on underlying securities such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options and futures contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

•

Structured Notes.  The Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets. As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.

Principal Investment Risks

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility, and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Merger Arbitrage Risk.  Certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

Capital Structure Arbitrage Risk.  The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

Distressed Securities Risk.  Investment in distressed securities may be considered speculative and may present substantial risk of loss.  Below investment-grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Additionally, below investment-grade securities involve greater

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risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness.  Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could adversely affect the market value of the securities.

Debt Instruments Risk.  Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.  The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Structured Note Investment Risk.  Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may cause the principal repayments and/or payments to be subject to the related risks of each applicable factor.

Proxy Fight Risk.  A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

Management Risk.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

Derivative Instruments (Including Futures, Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or may suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Counterparty Risk.  A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

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Special Situations Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

Initial Public Offering (“IPO”) Risk.  IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.

Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

Limited History of Operations.  The Fund is a new mutual fund with a limited history of operations for investors to consider.

Portfolio Turnover Risk.  A higher portfolio turnover will result in higher transactional and brokerage costs.

Performance

The following bar chart displays the annual return of the Fund over the past ten years. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results. The Fund acquired all of the assets and liabilities of Quaker Event Arbitrage Fund, a series of Quaker Investment Trust, (the “Predecessor Fund”) in a tax-free reorganization on June 22, 2018. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Institutional Class Shares were exchanged for Class A, Class A and Institutional Class Shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 1-855-318-2804.

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Annual Total Returns

During the period shown, the highest return for a quarter was 12.46% for the third quarter 2009, and the lowest return was -11.93% for the fourth quarter 2008.  During the quarter ended March 31, 2018, the Fund’s Class A shares’ total return was 2.43% on a load-waived basis.

Performance Table*

Average Annual Total Returns

(For periods ended December 31, 2017)

	One Year	Five Year	Ten Year	Since Inception
Class A Return Before Taxes	2.24%	4.04%	2.19%	N/A
Class A Return After Taxes on Distributions**	0.87%	2.57%	1.36%	N/A
Class A Return After Taxes on Distributions and Sale of Fund Shares	1.56%	2.55%	1.40%	N/A
Institutional Class Return Before Taxes (Inception Date: June 7, 2010)	8.45%	5.50%	N/A	4.02%
S&P 500 Total Return Index***	21.83%	15.79%	8.50%	9.19%

*Performance information prior to June 7, 2010 represents that of the Pennsylvania Avenue Event-Driven Fund (the “Pennsylvania Avenue Fund”) a series of the Pennsylvania Avenue Funds.  On June 7, 2010, the Pennsylvania Avenue Fund was reorganized into the Quaker Event Arbitrage Fund (the “Reorganization”).  Prior to the Reorganization, the Fund had no assets or liabilities.  The Quaker Event Arbitrage Fund has investment objectives, strategies and policies substantially similar to those of the Pennsylvania Avenue Fund, which was managed by one of the Fund’s Portfolio Managers, Thomas Kirchner.

**After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class; after-tax returns for the other class will vary.

**The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies, which represents the performance of the stock market generally and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

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Management

Investment Adviser.  Camelot Event-Driven Advisors, LLC is the Fund’s investment adviser.

Portfolio Manager.  Thomas F. Kirchner and Paul Hoffmeister, Portfolio Managers of the Adviser, have been responsible for the day-to-day management of the Fund since its inception in June 2018 and previously managed the Predecessor Fund from 2003 to 2018.

PURCHASE AND SALE OF FUND SHARES.   The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

Tax Information.  Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries.   If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RELATED RISKS

Investment Objective.

The Fund’s investment objective is to provide long-term growth of capital.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon prior written notice to shareholders.

Principal Investment Strategies

To achieve its investment objective, the Fund’s investment adviser, Camelot Event Driven Advisors, LLC, invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:

•

Merger Arbitrage.  The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  After the announcement of such a corporate reorganization, securities of the target typically trade at less than the full value implied by the transaction.  This discount reflects uncertainty about the completion of the corporate reorganization and its timing.  A variety of strategies can be employed to take advantage of this discount.

•

Capital Structure Arbitrage.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  Typically, one of these securities is purchased, while the other is sold short.

The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  The Adviser forms an opinion of how these factors should influence the relative value of the securities.  In forming this opinion, the Adviser may reference historical trading information, the trading of similar securities issued by the same issuer, terms and trading of comparable securities issued by other issuers, or other statistical or judgmental factors.

The Adviser anticipates, though there is no guarantee, the Fund will benefit when a security sold short depreciates faster than the security purchased, or a security acquired increases faster than the security sold short.  In addition, the cost of carry of the position will also affect its profitability.  Cost of carry refers to difference between any revenues received and any costs incurred in connection with maintaining the long and short positions, such as borrowing costs, dividends or interest paid or received, or interest received on the cash proceeds received from the short sale.  In many arbitrage investments the aggregate costs exceed revenues resulting in a net cost to maintain the arbitrage position.  Under some circumstances, the cost of carry may be positive so that there is a net benefit to maintaining the position.

For example, the Fund may purchase one type of preferred stock of an issuer while selling short another type of preferred stock of the same issuer.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividend rates.

The Fund may also implement statistical models to determine the relative value of different securities of an issuer.  If such a model suggests that one security is overpriced relative to another, the Fund will sell short the overvalued security and purchase the undervalued security.  Statistical models rely on historical quantitative data

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as well as assumptions about the stability of the historical properties of this data in the future, as well as certain judgments about the future.

The Fund may use derivative securities to implement its capital structure arbitrage strategy.  For example, the Fund may invest in credit default swaps or other derivatives in lieu of investing in debt instruments.  Moreover, the Fund may seek to arbitrage such derivatives against the underlying instruments.

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Distressed Securities Investments.  The Fund invests in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations.  Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value.  Through an analysis of the complex business and legal procedures associated with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return.  Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities.  The Fund purchases high-yield below investment grade securities, commonly referred to as “junk bonds.”  Junk bonds are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  Investment in below investment grade securities involves substantial risk of loss.  Below investment grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness.  Additionally, issuers of below investment grade securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could substantially adversely affect the market value of the securities.  Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

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Proxy Fight Investments.  The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.  There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees, often with the intention of replacing existing management or selling the company.  Profits are expected from the eventual success of the new board of trustees in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

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Short Sales.  The Fund may employ short selling, primarily in its merger arbitrage and capital structure arbitrage strategies.  The Fund may engage in two types of short sales.  Securities may be sold “against the box” or outright.  A short sale “against the box” means that securities the Fund already owns are sold, but not delivered.  Instead, these securities are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities not presently owned by the Fund.  The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.

If the Fund does not purchase the security on the same day as the sale, the security must be borrowed (typically from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.  In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s Custodian of cash or high

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grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or Custodian.

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Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

•

Foreign Securities Investments.  The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”).  The Fund may seek exposure to foreign securities by investing in Depositary Receipts.  The Fund may engage in hedging transactions to reduce the currency risk of its investments.

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Derivative Instruments (Including Futures, Options and Swaps).  The event arbitrage strategy employed by the Fund may include the use of derivatives.  Derivatives may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage) or for the purpose of generating income.  The Fund may buy call or put options to implement its principal investment strategies.  The Fund may write (sell) call options on securities that it owns.  This may allow the Fund to generate income on securities that the Adviser believes have a low likelihood of appreciating significantly until the option expiration.

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Debt Instruments.  The Fund may invest in all types of fixed-income securities including convertible debt, options and futures, as well as privately negotiated options.  The Fund may invest without restriction as to credit rating, maturity, or duration.  The Fund may purchase below investment grade securities, commonly referred to as “junk.”

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Structured Notes.  The Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500).  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.  The use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

Similarly, options may be written (sold) if the Adviser is willing to purchase the underlying instrument at a lower price.  Hedging through derivatives may be done on underlying instruments such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options and futures contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets.  As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.

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Special Situation Securities.  The Fund may invest in “special situation” securities when the Adviser believes such investments will benefit the Fund.  A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to: material litigation, technological breakthroughs and new management or management policies.

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Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

Temporary Defensive Positions

In certain circumstances, such as to maintain liquidity, to meet unusually large redemptions, when the adviser believes that market conditions are unfavorable for profitable investing, or when the adviser is otherwise unable to locate attractive investment opportunities,  the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies  For example, the Fund may hold all or a portion of its assets in cash, money market instruments or money market funds.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover.

Principal Investment Risks

Merger Arbitrage Risk.  Merger arbitrage is sometimes referred to as quasi-arbitrage because unlike some other forms of arbitrage it is not a risk-free form of arbitrage.  When investing in merger arbitrage, the Fund retains the risk that the corporate reorganization is not completed.  This risk is also referred to as “Event Risk,” the event that the merger is not completed.  The Adviser expects that it is not directly related to the movements in the overall market.  Especially during large dislocations in the overall market it is expected that the number of reorganizations that are not completed increases.  However, the Adviser believes that market movements are not the principal determinant for the successful completion of a merger.

 More specifically, the risk in merger arbitrage is primarily the event of non-consummation of the announced merger.  The following is a non-comprehensive list of why a merger may not be completed:

•

Financing for the transaction may not be available;

•

Anti-trust authorities may block a transaction;

•

The economic environment can change, making the merger less appealing;

•

Fraud or other misrepresentations can be discovered;

•

A spoiler bidder can intervene (a.k.a. “white knight”);

•

Parties to the merger may invoke a material adverse change or other clause in the merger agreement to terminate the merger.

The Adviser weighs these risks against the profit opportunity in each merger arbitrage investment.

Capital Structure Arbitrage Risk.  The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

Distressed Securities Risk.  Investment in distressed securities may be considered speculative and may present substantial risk of loss.  Below investment-grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness.  Discontinuation of these payments could substantially adversely affect the market value of the securities.  Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and

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ultimately to repay principal upon maturity.  Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring.  When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring.  Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

Debt Instruments Risk.  Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.  The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Structured Note Investment Risk.  Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may cause the principal repayments and/or payments to be subject to the related risks of each applicable factor.  Also, depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of the specific factor(s) may cause significant price fluctuations or illiquidity.

Proxy Fight Risk.  A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

Short Selling Risk.  The Fund engages in short selling, which involves special risks and requires special investment expertise.  When the Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases instead, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Special Situations Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

Initial Public Offerings Risk.  IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some real estate companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.

Liquidity Risk. Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily

14

sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

Derivative Instruments (Including Futures, Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or may suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.  In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Counterparty Risk.  The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Limited History of Operations.  The Fund is a new mutual fund with a limited history of operations for investors to consider.

Portfolio Turnover Risk.  A higher portfolio turnover will result in higher transactional and brokerage costs.

Portfolio Holdings Disclosure.  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling 1- 855-318-2804.

Cybersecurity.  The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption

15

from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT OF THE FUND

Camelot Event-Driven Advisors, LLC (“Camelot Advisors”) is a Delaware limited liability company located at 1700 Woodlands Dr Suite 100, Maumee, OH 43537 that has acted as the investment adviser of the Fund since its inception in June 2018.   A description of the Board of Trustees’ deliberations in renewing the Management Agreement with Camelot Advisors will be available in the Fund’s Annual Report for the fiscal year ending June 30, 2018.

Thomas F. Kirchner is portfolio manager for the Fund and is responsible for the day-to-day management of the Fund.  Mr. Kirchner has been responsible for the day-to-day management of the Fund since its 2003 inception as the Predecessor Fund. Prior to joining Camelot with the reorganization of the Fund, he managed the Fund for Quaker Funds, the Predecessor Fund’s advisor, and previously was the founder of Pennsylvania Avenue Advisers LLC and the portfolio manager of the Pennsylvania Avenue Event-Driven Fund, the predecessor of the Quaker Event Arbitrage Fund From 1996-1999, Mr. Kirchner worked as a Bond Trader for Banque Nationale de Paris S.A. In 1999, he was retained by Fannie Mae as a Financial Engineer. Mr. Kirchner is a graduate of Kings College, University of London; Institut d’Etudes Politiques de Paris and University of Chicago Booth School of Business. He is the author of Merger Arbitrage: How to Profit From Global Event-Driven Arbitrage (Wiley Finance, 2nd ed.).

Paul Hoffmeister joined Camelot Portfolios in 2017, where he is Chief Economist and Co-Portfolio Manager of the Camelot Event Driven Fund. He is economic counsel at Bretton Woods Research LLC. Prior to joining Camelot Portfolios, Mr. Hoffmeister was at Quaker Funds Inc., acting as co-Portfolio Manager to the Quaker Event Arbitrage Fund between 2014 and 2017, and as the fund's Portfolio Strategist between 2010 and 2014. Mr. Hoffmeister was Chief Economist at Bretton Woods Research between 2006 and 2014. His insights have been quoted in the financial press including Bloomberg and Reuters. He has appeared on CNBC’s “Kudlow & Company” and has  written for National Review Online and Forbes. He received his MBA from Northwestern University’s Kellogg School of Management, and BS in Accounting and Finance from Georgetown University.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

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PURCHASING FUND SHARES

Share Classes

This Prospectus describes two classes of shares offered by the Fund: Class A and Institutional Class.  The main differences between each class are ongoing fees (12b-1 fees) and minimum investments.  Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.

Determination of Net Asset Value

Shares of the Fund are sold at net asset value (“NAV”).  The Fund’s NAV per share is determined by adding the value of all the Fund’s securities, cash, and other assets, including accrued interest and dividends, less all liabilities, including accrued expenses, and then dividing by the total number of shares outstanding.  The Fund’s NAV changes every day.  The NAV is determined each business day following the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time (“ET”)) Monday through Friday, exclusive of Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas Day, and New Year’s Day. On occasion, the NYSE will close before 4:00 p.m. ET.  When that happens, the Fund’s NAV will be calculated as of the time the NYSE closes.

Securities held by the Fund for which market quotations are readily available are valued at current market value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund’s assets at their fair value according to policies approved by, and under the ultimate supervision of, the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted as permitted by the Securities and Exchange Commission (“SEC”) and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing policies.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The Board of Trustees will review all securities fair valued by the adviser on an ongoing basis.

Purchasing Fund Shares

Purchase requests received by the Fund’s transfer agent in good order before the close of the NYSE (normally 4:00 p.m. ET) will receive the NAV calculated that day.  Purchase requests received by the Fund’s transfer agent after the close of the NYSE will receive the NAV calculated following the close of the NYSE on the next following business day.  The Fund reserves the right at its sole discretion to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund.

If you buy and redeem shares of the Funds through a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) that member may charge a fee for that service. The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on a Fund’s behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund's net asset value next computed after it is received by the authorized broker or broker authorized designee.

Opening An Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that

17

will allow us to identify you. We may also ask for other identifying documents or information.  We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Investments:  When making your initial purchase request, make sure your request is in good order. “Good order” means that your purchase request includes the name of the purchaser, the dollar amount of shares to be purchased, a completed account application, and a check payable to the Camelot Event Driven Fund. Send the application and check via U.S. Mail or overnight courier to Camelot Event Driven Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.

Initial purchase of shares of the Fund may be made by application submitted to the Fund’s transfer agent by mail or in person. A check made out to the Camelot Event Driven Fund for the initial share purchase should be included with the account application. The minimum purchase for Class A shares is $2,000 for regular accounts and $1,000 for IRA accounts, and the minimum purchase for Institutional Class shares is $1,000,000.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  For the convenience of investors, an Account Application is included in every request for a Prospectus. To receive this information, call the Fund’s transfer agent toll free at 1-800-869-1679, or write to the Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147 ..  You also may make your initial purchase by wiring federal funds from your bank, which may charge you a fee for doing so.  To wire money, you must call the Fund’s transfer agent at 1-800-869-1679 to notify the Fund of your purchase and obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian, and the transfer agent are open for business.  A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  The Fund presently charges no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management, such termination or rejection is in the best interest of the Fund.

Subsequent Purchases: Subsequent purchases may be made by mail, wire, or in person.  A subsequent purchase is in good order when your purchase request includes the name of the account holder, the dollar amount of shares to be purchased, and a check payable to the Camelot Event Driven Fund. The minimum subsequent investment for all share classes $100.  You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so.  To wire money, you must call the Fund’s transfer agent, at 1-800-869-1679 to notify the Fund of your purchase and obtain wire instructions.

Front-End Sales Charges on Class A Shares:
Amount Invested	Sales Charge (as a % of offering price)	Sales Charge (as a % of net amount invested)	Dealer Re-allowance
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	N/A

Front-end sales charges may be waived:

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• For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

• For employees and employee-related accounts of the Adviser, Trustees and affiliated persons of the Trust. Please see the Trust’s Statement of Additional Information (“SAI”) for details.

•

For large orders and purchases by eligible plans.  Please see the Trust’s SAI for details, including a description of the commissions the Trust’s Distributor may advance to dealers for these purchases.

You need to notify your financial services firm or the Fund’s Transfer Agent if you qualify for a waiver.

Share Conversion:  You may be able to convert your shares to a different share class of the Fund that has a lower expense ratio provided certain conditions are met.  This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose.  In such instance, your shares may be automatically converted under certain circumstances.  Please contact your financial intermediary for additional information.  Not all share classes are available through all intermediaries.

If your shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion.  Consequently, you may receive fewer shares or more shares than you originally owned, depending on that day’s NAVs.  Your total value of the initially held shares, however, will equal the total value of the converted shares.  Please contact your financial intermediary regarding the tax consequences of any conversion.

Reduction or Waiver of Front-End Sales Charges

Front-end sales charges may be reduced by:

●

Rights of Accumulation.  You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge.  For example, if you already owned Class A Shares of the Fund with a combined aggregate NAV of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Fund, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Fund.

●

Letter of Intent.  By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A Shares.  Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to the Fund’s highest applicable sales load (5.50%) for the  amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

●

If you establish an LOI you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

REDEEMING FUND SHARES

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Redemption Requirements

Shareholders may redeem all or any part of their shares on any day the Fund is open for business.  To sell Fund shares, call the Fund’s transfer agent at 1-800-869-1679 or send written instructions, signed by the shareholder(s) with the proper signature guarantee, if applicable, via U.S. Mail or overnight courier to Camelot Event Driven Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.

A signature guarantee is designed to protect the Fund and its shareholders from fraud.  A signature guarantee is required to redeem shares in the following situations:

•

The redemption is for more than $25,000.

•

The proceeds are to be mailed to an address other than the registered address of record.

•

A change of address request has been received by the Transfer Agent within the last 15 days.

•

Ownership of the account has changed.

A signature guarantee verifies the authenticity of the shareholders signature and the guarantor must be an eligible guarantor.  To be eligible, the guarantor must be a participant in the STAMP program (a Securities Transfer Agents Medallion Program) or the Stock Exchange Medallion Program.  Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and FINRA member firms.  The Fund will not make checks payable to any person other than the shareholder(s) of record or financial intermediaries for the benefit of shareholder(s) of record.

Redemption Price

The redemption price is the NAV next determined after notice is received by the Fund for redemption of shares, minus the amount of any applicable redemption fee. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the NAV at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Fee/Market Timing

The Fund discourages and does not accommodate market timing.  Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy requiring the Fund’s transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity.  The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity.  The Board of Trustees also has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund.  A 2% fee will be assessed against investment proceeds withdrawn within 5 business days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.  The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the

20

broker, to the Fund upon request.  If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Redemption Payment

The Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer.   However, the Fund may suspend the right of redemption or postpone the date of payment if: the NYSE is closed for other than customary weekend or holiday closings, trading on the NYSE is restricted as determined by the SEC, the SEC has permitted such postponement, or the SEC has determined that an emergency exists. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.  It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund will not issue in kind redemptions using illiquid securities.  To the extent feasible, the Fund expects that a redemption in kind would be a pro rata allocation of the Fund’s portfolio.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.  The Fund expects that its distributions will consist primarily of capital gains.

Taxes

In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

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DISTRIBUTION

Distributor

The Fund’s distributor is Arbor Court Capital LLC, 2000 Auburn Drive, Suite 120, Beachwood, OH 44122.

Distribution Plan

The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of its Class A shares as well as shareholder services.  Class A shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class A Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Predecessor Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables reflect the rates an investment in the Predecessor Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the fiscal years ended June 30 has been derived from the Predecessor Fund’s financial statements, which have been audited by Tait, Weller & Baker, independent registered public accounting firm. It is an integral part of the Predecessor Fund’s audited financial statements included in the Predecessor Fund’s Annual Report to members, which is available upon request, and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.  Also provided are the unaudited financial highlights for the fiscal period ended December 31, 2017.

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Financial Highlights

Quaker Event Arbitrage Fund

(For a Share Outstanding Throughout the Period)

	Class A
	(unaudited) For the Six-Month Period from July 1, 2017 to December 31,	Years Ended June 30,
	2017	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.01	$11.71	$13.39	$14.07	$12.81	$11.93
Income from investment operations:
Net investment income (loss)(1)	(0.13)	0.16	(0.01)	(0.04)	0.41	0.37
Net realized and unrealized gain (loss) on investments	0.39	1.21	(0.65)	0.21	0.93	0.65
Total from investment operations	0.26	1.37	(0.66)	0.17	1.34	1.02
Distributions to shareholders from:
Net investment income	(0.50)	(0.07)	—	(0.11)	(0.01)	(0.01)
Net realized capital gain	—	—	(1.02)	(0.74)	(0.07)	(0.13)
Total distributions	(0.50)	(0.07)	(1.02)	(0.85)	(0.08)	(0.14)
Net asset value, end of period	$12.77	$13.01	$11.71	$13.39	$14.07	$12.81
Total Return(2)	1.93%*	11.70%	(4.33)%	1.38%	10.47%	8.70%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$9,063	$12,548	$14,363	$31,817	$53,035	$35,232
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.99%**	2.80%	2.41%	2.17%	2.15%	2.37%
Expense net of fee waivers, if any(3)(5)	1.99%**	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets***:
Before waiver and expense reimbursement(3)	(3.05)%**	0.49%	(0.50)%	(0.47)%	2.85%	2.64%
After waiver and expense reimbursement(3)	(2.05)%**	1.30%	(0.08)%	(0.29)%	3.01%	3.02%
Portfolio turnover rate	195%*	326%	160%	237%	280%	186%

(1)

The average shares outstanding method has been applied for per share information.

(2)

Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)

Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)

Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.97%**, 2.78%, 2.40%, 2.16%, 2.14% and 2.34% for the six-month period from July 1, 2017 to December 31, 2017, and for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

(5)

Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.97%**, 1.98%,1.98%, 1.98%, 1.98% and 1.96% for the six-month period from July 1, 2017 to December 31, 2017, and for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

*

Not annualized.

**

Annualized.

***

The net investment income (loss) ratios include dividends on short positions.

23

Financial Highlights

Quaker Event Arbitrage Fund

(For a Share Outstanding Throughout the Period)

	Institutional Class
	(unaudited) For the Six-Month Period from July 1, 2017 to December 31,	Years Ended June 30,
	2017	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.14	$11.80	$13.46	$14.15	$12.86	$11.97
Income from investment operations:
Net investment income (loss)(1)	(0.12)	0.19	0.02	(0.01)	0.44	0.40
Net realized and unrealized gain (loss) on investments	0.39	1.23	(0.66)	0.21	0.94	0.67
Total from investment operations	0.27	1.42	(0.64)	0.20	1.38	1.07
Distributions to shareholders from:
Net investment income	(0.54)	(0.08)	—	(0.15)	(0.02)	(0.05)
Net realized capital gain	—	—	(1.02)	(0.74)	(0.07)	(0.13)
Total distributions	(0.54)	(0.08)	(1.02)	(0.89)	(0.09)	(0.18)
Net asset value, end of period	$12.87	$13.14	$11.80	$13.46	$14.15	$12.86
Total Return(2)	2.09%*	12.10%	(4.15)%	1.61%	10.77%	9.04%
Ratios/supplemental data:
Net assets, end of period (000’ omitted)	$10,943	$13,890	$14,953	$75,420	$59,474	$24,929
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.74%**	2.55%	2.16%	1.92%	1.90%	2.12%
Expense net of fee waivers, if any(3)(5)	1.74%**	1.74%	1.74%	1.74%	1.74%	1.74%
Ratio of net investment income (loss) to average net assets***:
Before waiver and expense reimbursement(3)	(2.80)%**	0.74%	(0.25)%	(0.22)%	3.10%	2.89%
After waiver and expense reimbursement(3)	(1.80%)**	1.55%	0.17%	(0.04)%	3.26%	3.27%
Portfolio turnover rate	195%*	326%	160%	237%	280%	186%

(1)

The average shares outstanding method has been applied for per share information.

(2)

Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)

Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)

Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.72%**, 2.53%, 2.15%, 1.91%, 1.89% and 2.09% for the six-month period from July 1, 2017 to December 31, 2017, and for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

(5)

Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.72%**, 1.73%, 1.73%, 1.73%, 1.73% and 1.71% for the six-month period from July 1, 2017 to December 31, 2017, and for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

*

Not annualized.

**

Annualized.

***

The net investment income (loss) ratios include dividends on short positions.

24

Privacy Notice

CAMELOT EVENT DRIVEN FUND

Rev. February 2018

FACTS	WHAT DOES THE CAMELOT EVENT DRIVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■

Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Camelot Event Driven Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1- 855-318-2804

25

What we do
How does the Camelot Event Driven Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement with us to have access to customer information.

How does the Camelot Event Driven Fund collect my personal information?

We collect your personal information, for example, when you

■

open and account or deposit money

■

direct us to buy securities or direct us to sell your securities

■

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ The Camelot Event Driven Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Camelot Event Driven Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Camelot Event Driven Fund doesn’t jointly market.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on the Fund’s policies and operations including policies and procedures relating to disclosure of the Fund’s portfolio.  Annual reports will contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund’s transfer agent toll free: 1-800-869-1679 to request free copies of the SAI and the Fund’s annual and semi-annual reports or to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C.  Call the SEC at (202) 551-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-5009.

Investment Company Act File No. 811-21532

FRANK FUNDS

CAMELOT EVENT DRIVEN FUND

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares:

EVDAX

Institutional Class Shares:

EVDIX

JUNE 27, 2018

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Fund’s current Prospectus dated June 27, 2018.  A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-855-318-2804. The Fund’s Prospectus is incorporated by reference in this SAI.

The Fund acquired all of the assets and liabilities of the Quaker Event Arbitrage Fund (“Predecessor Fund”), a series of Quaker Investment Trust, in a tax-free reorganization on June 22, 2018. In connection with this acquisition, Class A, Class C and Institutional Class shares of the Predecessor Fund were exchanged for Class A, Class A and Institutional Class shares of the Fund, respectively. Certain financial information included on the following pages is that of the Predecessor Fund.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND

1

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

1

Investment Restrictions

9

Temporary Defensive Positions

11

MANAGEMENT OF THE FUND

11

CODE OF ETHICS

14

DISCLOSURE CONCERNING PROXY VOTING

14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

15

Control Persons and Principal Holders

15

Management Ownership

16

INVESTMENT ADVISORY AND OTHER SERVICES

17

Investment Adviser

17

The Portfolio Manager

17

Custodian

19

Fund Services

19

Independent Registered Public Accounting Firm

19

Distributor

20

BROKERAGE ALLOCATION AND OTHER PRACTICES

21

DISCLOSURE OF PORTFOLIO HOLDINGS

22

PURCHASE, REDEMPTION, AND PRICING OF SHARES

23

Purchase of Shares

23

Pricing of Shares

23

TAX CONSEQUENCES

24

TAXATION OF THE FUND

25

FINANCIAL STATEMENTS

25

DESCRIPTION OF THE TRUST AND THE FUND

The Camelot Event Driven Fund (the “Fund”) is a diversified series of the Frank Funds (the “Trust”) which organized on February 12, 2004.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 12, 2004 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of three series currently authorized by the Trustees.  The investment adviser to the Fund is Camelot Event-Driven Advisors, LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder.  The Fund offers two classes of shares: Class A and Institutional Class Shares.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The investment objective and strategies of the Fund are described in the Prospectus under the “Investment Objectives, Strategies, Risks and Portfolio Holdings” heading. Set forth below is additional information with respect to the investment policies of the Fund.

INVESTMENT STRATEGIES

In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this SAI:

U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the securities of Municipal Obligations, both within a particular classification and between classifications.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has  no  obligation to  take special risks not  ordinarily associated with  Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the U.S. Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.

U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety. However, if a U.S. Government Agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall.

Repurchase Agreements. In a Repurchase Agreement, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by any Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.

When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the investment adviser’s opinion, doing so may secure an advantageous yield and/or price to  the Fund  that might otherwise be  unavailable. None of the Fund are limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Equity Securities. To the extent that such purchases do not conflict with a Fund’s principal investment objective(s), the Fund may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. Stocks held in the portfolio of a Fund will generally be traded on either the: NYSE, Arca, or the NASDAQ over-the-counter market.

Short-Term Investments. The Fund also may hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

Options. The Fund may invest in options and other derivative securities. Generally, an option contract gives the purchaser the right to acquire (call option) or sell (put option) a security at a predetermined price. Similarly, the seller/writer of an option contract may be obliged to sell (call option) or buy (put option) a security at a predetermined price. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues. It also will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to  futures on  various  equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the CFTC.

The Fund may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of the Fund’s total assets.

The Camelot Event Driven Fund may invest without limit in initial margins and premiums on futures and related options.

Money Market Instruments. Money market instruments mature in thirteen (13) months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, an investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.

Registered Investment Companies. Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Fund may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below). Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act. To the extent the Fund invest in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of those investment companies.

Real Estate Securities. The Fund may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Adviser, each Fund’s Sub-adviser determines the liquidity of that Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Master-Feeder Option. Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given thirty (30) days prior notice of any such investment. There is no current intent to make such an investment.

iShares Funds. Each Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to: (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund; and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of each Fund, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as NYSE- Arca. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to  the price and  yield performance, before fees and expenses, of a particular index. The value of iShares Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities portfolios. In addition, because of iShares

Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

Foreign Securities. The Fund may invest in foreign securities, including depositary receipts of foreign-based companies, including companies based in developing countries. The Fund may engage in hedging transactions to reduce the currency risk of their investments. Foreign securities means any security the issuer of which is: (i) the government of a foreign country or of any political subdivision of a foreign country; or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which: (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depository receipts by residents of the United States; and (B) either: (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents; (2) more than 50% of the assets of the issuer are located in the U.S.; or (3) the business of the issuer is administered principally in the U.S. foreign securities include American Depositary Receipts (“ADRs”).

The Fund may invest in foreign fixed income securities, in addition to the foreign equity securities described in the Prospectus. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Laws and regulations in emerging markets may be less developed than in the U.S. and that as a result, additional risks may arise if the fund invests in a corporate restructuring in an emerging market.  Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Securities Lending.  The Fund is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned domestic securities (including ADRs) and 105% of loaned foreign securities. The loans will be terminable at any time by a Fund and the relevant Fund will then receive the loaned securities within five days. During the period of such a loan, the Fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Fund continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Fund normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers that are deemed by Quaker Funds, Inc. (the “Adviser”) to be of good financial standing. A Fund may invest cash collateral it receives in connection with a loan of securities in securities issued or guaranteed by the U.S. Government or irrevocable letters of credit that are marked to market daily, other high quality short-term debt instruments and money market instruments. For purposes of complying with each Fund’s investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Fund unless otherwise required by law.

If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

Special Situations. Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Quaker Global Tactical Allocation Fund will limit its investments to no more than 20% of its total net assets (valued at the time of investment).

Additionally, the Camelot Event Driven Fund may invest as follows:

Reverse Repurchase Agreements. The Fund may borrow by entering into reverse repurchase agreements with  the same parties with  whom  it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. Reverse repurchase agreements involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Exchange-Traded Funds. The Fund may take long and short positions in exchange-traded funds (“ETFs”) to hedge a particular or general risk identified by the Portfolio Manager that, in the opinion of the Portfolio Manager, can be hedged through that ETF. In addition, the Fund may invest in ETFs as an arbitrage strategy. The Fund may also invest in options on ETFs as a substitute for investing in or short selling the underlying ETF.

The Fund may invest in equity and bond ETFs, which include various index tracking products such as iShares, streetTracks and HOLDRs. iShares, streetTracks and HOLDRs are a fixed basket of approximately twenty stocks of  companies in  a  particular industry, sector or  other group.  These groups include biotech, business-to-business, internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

The Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the Fund may invest in new exchange-traded shares as they become available.

The principal risks associated with ETFs include the risk that the equity securities in an ETF will decline in value if the Fund holds a long position, or rise in value in the case of a short position, due to factors affecting the issuing companies, their industries, or the equity markets generally. They are also subject to special risks associated with the particular sector, currency, commodity or countries in which the ETF invests. Additionally, if the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in  interest rates than interest-bearing securities having  similar maturities and credit qualities. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.

Lower Quality Debt Securities. The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not an established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high- yielding securities whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Investment Restrictions

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e .. , they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.  Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders, to the extent permitted by applicable law, regulation, or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

 Fundamental Investment Restrictions. As a matter of fundamental policy, the Fund is not allowed to:

(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets; or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) invest for the purpose of exercising control or management of another issuer;

(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5) make short sales of securities or maintain a short position, except for: (a) outright short sales; and (b) short sales “against the box” as defined below:

Outright: an outright short sale involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender; and an

“Against the Box”: a short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released.

(6) participate on a joint or joint and several basis in any trading account in securities;

(7) make loans of money or securities, except that the Fund may: (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(8) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry or group of industries. This restriction does not limit the Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-exempt obligations issued by governments or political subdivisions of governments; or (iii) repurchase agreements collateralized by such obligations;

(9) the Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result: (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund is allowed to:

(1) invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven (7) days; and (c) repurchase agreements not terminable within seven (7) days;

(2) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Temporary Defensive Positions

To respond to adverse market, economic, political, or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.  For example, the Fund may hold all or a portion of its assets in money market instruments or money market funds.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed.  There are three series in the “Fund Complex”: the Fund, the Frank Value Fund, and the Leigh Baldwin Total Return Fund.  The Board generally meets four times a year.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jason W. Frey Year of Birth: 1979	Trustee	Indefinite/ June 2004 - present	Software Developer, Red Hat Inc., an enterprise software company, December 2012 to present; ManageIQ, Inc., a virtualization software company, October 2007 to December 2012	3	None

Andrea Nitta Year of Birth: 1982	Trustee	Indefinite/ December 2009 - present	Accounting Manager, WEI Mortgage Corporation, May 2016 to present. Assistant Controller, Radiology Affiliates Imaging, March 2015 to November 2015; Senior Accountant, Security Atlantic Mortgage / REMM, mortgage company, May 2006 to March 2015	3	None
Hemanshu Patel Year of Birth: 1984	Trustee	Indefinite/ December 2009 - present	Vice President, North Castle Partners, private equity firm, February 2016 to present. Vice President, J. W. Childs Associates, private equity firm, November 2007 to February 2016	3	None

1 The address of each officer and trustee is c/o Frank Funds, 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian J. Frank[2] Year of Birth: 1981	President, Treasurer, Chief Compliance Officer, and Trustee	Indefinite/Treasurer, Secretary and Chief Compliance Officer, June 2004 – present; President and Trustee, September 2009 - present	Managing Partner of Frank Capital Partners LLC since June 2003	3	None
Monique M. Weiss[2] Year of Birth: 1969	Secretary	Indefinite/September 2009 – present	Self-employed, Consultant to Mutual Fund Industry, 2006 – present.	N/A	None

1 The address of each officer and trustee is c/o Frank Funds, 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.

2 Brian Frank is considered an “Interested” Trustee, as defined in the 1940 Act, because he is affiliated with the Adviser.  Brian Frank and Monique Weiss are married.

Board Leadership Structure.  The Trust is led by Mr. Brian Frank, who has served as the President of the Board since 2009.  Mr. Frank is an interested person by virtue of his position as Managing Partner of the Frank Value Fund’s investment adviser.  The Board of Trustees is comprised of Mr. Frank and 3 other persons who are not “interested persons” of the Fund, as defined under the 1940 Act (each an “Independent Trustee,” together the “Independent Trustees”).  The Fund does not have a lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  The President of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings, and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners, and other stakeholders as providing strong leadership.  The Fund believes that its President, together with the Audit Committee and the full Board of Trustees, provides effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis when and if necessary.  The Audit Committee, which has a separate chair, considers financial risks and reporting risks within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Board collectively believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills.  Mr. Frank has over 15 years of business experience in the investment management business and is skilled in portfolio and risk management functions.   Mr. Patel has a B.S. degree in finance from Rutgers University and over 10 years of experience in the financial services industry. Mr. Patel is knowledgeable in company valuation, stemming from his experience in investment banking and private equity, and his knowledge of finance contributes to the Board’s understanding of the strategies implemented by the Trust’s portfolio managers.  Ms. Nitta has a B.S. degree in finance from New York University’s Stern School of Business and over 12 years of experience in the financial services industry. Ms. Nitta has a background in financial accounting, originating from her experience with Ernst & Young and continuing with her current position as assistant controller at Radiology Affiliates Imaging. Her knowledge of public accounting contributes to the Board’s understanding of the Trust’s annual audit. Mr. Frey has over 13 years of experience in the banking and software industries. His knowledge of financial systems and regulation is helpful for the Board’s examination of best execution practices.

Audit Committee.  The Trust’s Audit Committee consists of each of the Independent Trustees.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices; its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Trust’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Trust’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.

As of December 31, 2017, the Trustees owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In The Fund	Aggregate Dollar Range of Securities In Trust
Brian J. Frank	$0	Over $100,000
Jason W. Frey	$0	$10,001 - $50,000
Andrea Nitta	$0	$10,001 - $50,000
Hemanshu Patel	$0	$10,001 - $50,000

The following table describes the compensation anticipated to be paid to the Trustees for the fiscal period ending June 30, 2018.  Trustees of the Trust who are deemed “interested persons” of the Trust, and officers of the Fund, receive no compensation from the Fund.

Name	Aggregate Compensation from the Fund	Total Compensation from Trust
Brian J. Frank	$0	$0
Jason W. Frey	$533	$1,599
Andrea Nitta	$533	$1,599
Hemanshu Patel	$533	$1,599

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices, and courses of business by certain individuals or entities related to the Fund, the Trust and the Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Trust and the Adviser are subject to the Code when investing in securities that may be purchased, sold, or held by the Fund.

DISCLOSURE CONCERNING PROXY VOTING
RELATED TO PORTFOLIO SECURITIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests, and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

•

Electing a Board of Directors – A board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•

Approving Independent Auditors – The relationship between a company and its auditors should be limited primarily to the audit engagement;

•

Providing Equity-Based Compensation Plans - Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

Corporate Voting Structure - Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•

Shareholder Rights Plans - Shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

•

Other Investment Companies - When the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling 1-855-318-2804.  The information also is available on the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-855-318-2804 and will be sent within 3 business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders

Shareholders owning more than 25% of the shares of the Fund who have the power to vote those shares are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  As of June 25, 2018, the Trust is not aware of any controlling shareholder or shareholders.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.

As of June 25, 2018, the following persons were the owners of 5% or more of the outstanding Institutional Class shares of the Fund.

Institutional Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOM ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA, 94105-1905	R	106,290.97	12.0%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	R	105,447.89	11.9%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	R	46,083.19	5.2%

PERSHING LLC P O BOX 2052 JERSEY CITY, NJ 07303-2052	R	125,438.54	14.2%

As of June 25, 2018, the following persons were the owners of 5% or more of the outstanding Class A shares of the Fund.

Class A Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOM ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA, 94105-1905	R	67,648.81	9.2%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	R	181,639.26	24.8%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	R	125521.965	17.2%
PERSHING LLC P O BOX 2052 JERSEY CITY, NJ 07303-2052	R	151,789.52	20.7%

Management Ownership

As of the date of this SAI the officers and Trustees owned no shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Camelot Event-Driven Advisors, LLC (“Camelot”) as the adviser to the Fund.  Camelot, located at 1700 Woodlands Drive, Maumee, OH 43537, serves as the Fund’s investment adviser. Camelot is a limited liability company organized under the laws of Delaware, and it is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of the management agreement, and subject to the Board of Trustees of Frank Funds, Camelot will be responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions. .

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees; furnishes investment advice to the Fund on the basis of a continuous review of the portfolio; and recommends to the Fund when and to what extent securities should be purchased or sold.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Fund.

The Agreement was approved for an initial term of two years, and will continue on a year to year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund.  The Agreement was initially approved by the Board of Trustees on February 24, 2018.  In either event, it must also be approved by a majority of Trustees of the Fund who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically. A discussion of the Board’s considerations in approving the Agreement will be provided in the Fund’s first Annual or Semi-Annual Report to Shareholders.

The Portfolio Manager

Thomas F. Kirchner and Paul Hoffmeister (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund.  As of March 29, 2018, the Portfolio Managers were responsible for the management of the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Thomas F. Kirchner
Registered Investment Companies	1	$22,164,694.12	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Paul Hoffmeister
Registered Investment Companies	1	$22,164,694.12	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The Adviser has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Managers.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts.  The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Managers could favor one account over another.  Further, a potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of the other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that the Portfolio Managers are favoring one investment vehicle over another.  The Adviser has adopted a trade allocation policy requiring combined (“blocked”) execution of trades when more than one account managed by the Adviser is purchasing the same security.  Where the Fund and other accounts managed by the Portfolio Managers are purchasing the same security, the Adviser will execute the transaction on a blocked basis.

The Portfolio Managers are compensated by the Adviser through a base salary. Portfolio Managers also receive distributions of profits resulting from their ownership stakes in the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Thomas F. Kirchner	$0

Paul Hoffmeister	$0

Custodian

Huntington Bank, a national banking association, 41 South High Street, Columbus, Ohio 43287, is custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request, and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund’s transfer agent.  MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.  The Fund will receive a discount ranging from 10-60% depending on the net assets of the Fund until the Fund reaches $11 million in assets.

Independent Registered Public Accounting Firm

The firm of Sanville & Company, 1514 Old York Road, Abington, PA 19001, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2018.  Sanville & Company performs an annual audit of the Fund’s financial statements and provides financial, tax, and accounting services as requested.

Fund Administrator

Frank Capital Partners (the “Administrator”) provides the Fund with certain compliance and administrative services including paying all of the operating expenses of the Fund, except investment management fees; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion, and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.  The Administrator is located at 781 Crandon Blvd. Unit 602, Key Biscayne, FL 33149.   For these services, the Fund pays the Administrator an annual asset-based fee of 0.21%.

Distributor

Shares of the Fund are offered on a continuous basis through Arbor Court Capital, LLC, 2000 Auburn Drive, Suite 120, Beachwood, OH 44122 (the “Distributor”).

The Fund has entered into a Distribution and Services Agreement whereby the Distributor serves as principal underwriter and distributor of the Fund.  Pursuant to this agreement, the Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders.  The Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares. The Fund pays the Distributor $7,200 annually for the Distributor’s services.  The Fund will also pay the Distributor’s out of pocket expenses, including but not limited to: travel, printing, postage, telephone, registration fees for Adviser/Fund personnel, broker/dealer fees specific to Adviser/Fund, and other standard miscellaneous items permitted to be paid under the Fund’s 12b-1 Plans (described below).

RULE 12B-1 PLANS

The Trust has adopted Plans of Distribution Pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Class A (the “Plan”) pursuant to which Class A shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, Class A shares of the Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25% of Class A’s average net assets.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators, and others (“Recipients”) to provide these services and paying compensation for these services.  Institutional Class shares do not have a 12b-1 plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Adviser with respect to the Fund. The Distributor may be compensated by the Adviser for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Adviser to Recipients.

The Plans became effective on February 25, 2018.  The initial term of the Plan is one year, and it will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (the “Plan Independent Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plans may be terminated at any time by the Trust or the Fund by vote of a majority of the Plan

Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. The Plan will terminate automatically in the event of their assignment (as defined in the 1940 Act).

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the respective class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Independent Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of

Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser will execute the transaction on a blocked basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of a Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  The portfolio turnover rate for the Predecessor Fund for the fiscal year ended June 30, 2017 was 326%.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund has an ongoing arrangement to release portfolio holdings to Morningstar for Morningstar to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to Morningstar no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Administrator, the Transfer Agent, the Fund Accounting Agent and the Custodian and on an as needed basis to other third parties providing services to the Fund.  The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Administrator, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund’s portfolio holdings and includes a duty not to trade on the non-public information.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

Investors may only purchase Fund shares after receipt of a current Prospectus and by filling out and submitting an application supplied by the Fund.

Pricing of Shares

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How We Determine Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

TAX CONSEQUENCES

Under provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. To qualify as a “regulated investment company” under Subchapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code could cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid.  Further, any subsequent dividend distribution of the Fund’s earnings after taxes generally would be taxable as received by shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward indefinitely and retain the character of the original loss. Under prior law, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Tax Distribution. The Fund’s distributions (e.g. capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund’s Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Backup Withholding. The Fund is required by federal law to withhold 24% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year.

TAXATION OF THE FUND

The Fund has qualified under Subchapter M of the Internal Revenue Code. If the Fund does not qualify under Subchapter M, it would be liable for federal income tax on its capital gains and net investment income currently distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. Shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Foreign Account Tax Compliance Act.  Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FINANCIAL STATEMENTS

The financial statements of the Predecessor Fund appearing in the Semi-Annual Report for the period ended December 31, 2017, and the financial statements for the Predecessor Fund and the independent registered public accounting firm's report appearing in the Annual Report for the fiscal year ended June 30, 2017 are hereby incorporated by reference. You can obtain the Semi-Annual Report and the Annual Report without charge by calling 1-855-318-2804.

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